Exhibit 99.1

Stibnite Gold Project - 2024 Financial Update (as of February 2025)[1]
Macro Assumptions[2]	Units	Total / Avg.	-4	-3	-2	-1	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
Gold Price	US$/oz	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100	$2,100
Antimony Price	US$/lb	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00
Silver Price	US$/oz	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00	$27.00
Revenue	$mm	$9,730	--	--	--	$34	$768	$1,159	$1,264	$1,248	$961	$821	$510	$464	$412	$443	$604	$542	$249	$199	$51	--
Off-Site Costs	$mm	($16.8)	--	--	--	($0.0)	($1.2)	($2.7)	($2.6)	($1.9)	($1.9)	($1.9)	($0.6)	($0.6)	($0.7)	($0.6)	($0.7)	($0.6)	($0.4)	($0.3)	($0.1)	--
Royalties	$mm	($176.3)	--	--	--	($0.6)	($12.2)	($16.0)	($18.3)	($20.3)	($16.1)	($11.6)	($9.9)	($10.3)	($10.1)	($12.0)	($13.2)	($10.4)	($8.2)	($4.8)	($2.4)	--
Operating Cost	$mm	($3,167)	--	--	--	--	($238)	($247)	($260)	($242)	($242)	($232)	($235)	($232)	($226)	($229)	($222)	($194)	($178)	($156)	($33)	--
EBITDA[3]	$mm	$6,370	--	--	--	$34	$516	$893	$983	$983	$701	$576	$265	$221	$175	$201	$369	$337	$63	$38	$16	--
Initial Capex	$mm	($2,248)	($378)	($622)	($612)	($637)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Sustaining Capex	$mm	($723.5)	--	--	--	--	($110.9)	($80.9)	($40.1)	($89.7)	($32.1)	($3.9)	($106.3)	($68.7)	($5.1)	($20.6)	($77.4)	($6.0)	($6.4)	($75.4)	($0.1)	--
Closure Capex	$mm	($118.1)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	($19.7)	($98.4)
Salvage Value	$mm	$50.9	--	--	--	--	--	--	--	--	--	--	--	--	--	--	$4.9	--	$3.4	$1.3	$41.3	--
Change in Working Capital	$mm	–	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Pre-Tax Unlevered Free Cash Flow	$mm	$3,331	($378)	($622)	($612)	($603)	$405	$812	$943	$893	$669	$572	$159	$153	$169	$180	$296	$331	$60	($36)	$37	($98)
Pre-Tax Cumulative Unlevered Free Cash Flow	$mm		($68)	($456)	($1,056)	($1,670)	($1,810)	($997)	($55)	$839	$1,508	$2,080	$2,239	$2,391	$2,561	$2,741	$3,037	$3,368	$3,428	$3,424	$3,446	$3,410
Taxes Payable	$mm	($546)	--	--	--	($3)	($11)	($21)	($89)	($118)	($75)	($55)	($5)	($4)	($16)	($21)	($62)	($58)	($4)	($0)	($5)	--
Post-Tax Unlevered Free Cash Flow[4]	$mm	$2,785	($378)	($622)	($612)	($606)	$394	$792	$854	$776	$594	$517	$153	$148	$154	$159	$234	$273	$56	($36)	$33	($98)
Post-Tax Cumulative Unlevered Free Cash Flow	$mm		($68)	($456)	($1,056)	($1,670)	($1,824)	($1,032)	($178)	$598	$1,191	$1,709	$1,862	$2,010	$2,164	$2,323	$2,557	$2,830	$2,886	$2,882	$2,899	$2,864
Production Summary
Waste Mined Total	kst	279,764	--	--	2,631	17,925	24,243	24,743	22,019	18,846	23,195	24,386	25,058	25,931	30,158	25,222	11,893	3,514	--	--	--	--
Mineralized Material Mined Total	kst	115,289	--	--	--	885	8,628	9,882	14,544	14,473	11,123	6,500	8,436	8,752	6,157	8,924	10,407	6,579	--	--	--	--
Total Mill Feed	kst	115,025	--	--	--	555	6,858	8,023	8,988	8,050	8,072	8,050	8,050	8,050	8,072	8,050	8,050	8,050	8,072	8,050	1,985	--
Project Life	yrs	14.2	--	--	--	--	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	0.2	--
Processing Summary
Mill Feed - Au Grade	oz/st	0.04	--	--	--	0.04	0.05	0.06	0.06	0.08	0.05	0.04	0.03	0.03	0.03	0.03	0.04	0.04	0.02	0.02	0.01	--
Mill Feed - Sb Grade	%	0.06%	--	--	--	0.02%	0.08%	0.22%	0.19%	0.10%	0.15%	0.14%	0.01%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	--	--
Mill Feed - Ag Grade	oz/st	0.06	--	--	--	0.04	0.06	0.10	0.09	0.07	0.08	0.06	0.04	0.03	0.04	0.05	0.05	0.04	0.03	0.03	0.02	--
Mill Feed - S Grade	%	0.78%	--	--	--	1.0%	1.2%	1.1%	1.1%	1.1%	1.1%	1.0%	0.7%	0.5%	0.6%	0.5%	0.7%	0.8%	0.2%	0.5%	0.2%	--
Mill Feed - As Grade	%	0.22%	--	--	--	1.57%	0.38%	0.33%	0.34%	0.38%	0.33%	0.22%	0.15%	0.18%	0.14%	0.17%	0.19%	0.05%	0.16%	0.01%	--	--
Total Au Content	koz	4,815	--	--	--	20	373	493	564	613	438	359	277	262	225	252	336	300	145	127	29	--
Total Sb Content	mlbs	148.7	--	--	--	0	11	36	34	15	24	22	2	0	4	0	0	0	0	0	--	--
Total Ag Content	koz	6,424	--	--	--	24	430	828	853	584	662	511	291	230	351	400	417	334	255	205	47	--
Total S Content	kst	900.4	--	--	--	5.6	81.5	90.7	95.3	87.1	91.0	83.9	55.3	44.2	46.8	39.4	52.7	61.6	19.6	42.6	3.1	--
Total As Content	kst	253	--	--	--	9	26	26	31	31	27	18	12	15	11	14	16	4	13	1	--	--
Total Antimony Produced - Sb Concentrate	mlbs	106.5	--	--	--	--	7.6	27.3	23.9	10.3	16.0	17.8	0.9	--	2.6	--	--	--	--	--	--	--
Total Gold Produced - Sb Concentrate	koz	32.0	--	--	--	--	2.4	7.1	8.2	4.3	4.6	5.0	0.2	--	0.2	--	--	--	--	--	--	--
Total Silver Produced - Sb Concentrate	koz	647	--	--	--	--	26	156	142	82	171	61	2	--	8	--	--	--	--	--	--	--
Total Gold Produced - Dore	koz	4,191.3	--	--	--	16.3	334.5	440.3	503.4	551.7	390.9	318.2	239.1	220.6	184.7	209.9	287.3	258.2	117.8	94.6	23.8	--
Total Silver Produced - Dore	koz	515	--	--	--	0	7	12	13	9	9	8	31	51	69	84	54	28	67	37	35	--
Sb Concentrate Produced - Dry	kst	98.0	--	--	--	--	6.9	24.8	21.7	9.5	15.3	16.4	0.8	--	2.5	--	--	--	--	--	--	--
Sb Concentrate Produced - Wet	kst	103.1	--	--	--	--	7.3	26.1	22.9	10.0	16.1	17.2	0.8	--	2.6	--	--	--	--	--	--	--
Total Payable Antimony	mlbs	90.5	--	--	--	--	6.5	23.2	20.3	8.7	13.6	15.1	0.7	--	2.3	--	--	--	--	--	--	--
Total Payable Gold	koz	4,194.7	--	--	--	16	335	441	505	552	392	319	239	220	184	210	287	258	118	94	24	--
Total Payable Silver	koz	590	--	--	--	0.3	8.8	11.7	12.3	24.1	77.8	8.0	30.3	50.1	67.4	82.6	52.7	27.2	65.9	36.3	34.5	--
Total Payable Gold Equivalent	koz AuEq	4,633	--	--	--	16	366	552	602	594	458	391	243	221	196	211	288	258	118	95	24	--
Total Operating Costs	$mm	($3,167)	--	--	--	--	($238)	($247)	($260)	($242)	($242)	($232)	($235)	($232)	($226)	($229)	($222)	($194)	($178)	($156)	($33)	--
Mine Operating Costs	$mm	(1,164)	--	--	--	--	(107)	(105)	(110)	(104)	(97)	(90)	(96)	(91)	(84)	(86)	(79)	(52)	(30)	(26)	(6)	--
Mill Processing Costs	$mm	(1,511)	--	--	--	--	(98.0)	(109.0)	(116.2)	(102.9)	(107.4)	(105.2)	(102.5)	(107.3)	(108.2)	(108.7)	(108.2)	(107.5)	(113.7)	(94.9)	(21.7)	--
G&A Costs Total	$mm	(491.6)	--	--	--	--	(33.8)	(33.8)	(33.9)	(35.4)	(37.0)	(36.3)	(36.0)	(34.1)	(34.1)	(34.3)	(34.3)	(34.6)	(34.4)	(34.7)	(5.1)	--
Total Unit Operating Costs	$/t Processed	(27.5)	--	--	--	--	(34.8)	(30.8)	(28.9)	(30.1)	(30.0)	(28.8)	(29.1)	(28.8)	(28.1)	(28.5)	(27.5)	(24.1)	(22.0)	(19.4)	(16.5)	--
Total Offsite Charges	$mm	($16.8)	--	--	--	($0.0)	($1.2)	($2.7)	($2.6)	($1.9)	($1.9)	($1.9)	($0.6)	($0.6)	($0.7)	($0.6)	($0.7)	($0.6)	($0.4)	($0.3)	($0.1)	--
Sb Concentrate Transport Cost	$mm	(7.0)	--	--	--	--	(0.5)	(1.8)	(1.5)	(0.7)	(1.1)	(1.2)	(0.1)	--	(0.2)	--	--	--	--	--	--	--
Dore Transport Cost	$mm	(5.4)	--	--	--	(0.0)	(0.4)	(0.5)	(0.6)	(0.6)	(0.5)	(0.4)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.3)	(0.2)	(0.2)	(0.1)	--
Sb Concentrate Treatment & Refining Charges	$mm	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Dore Au Refining Charges	$mm	(4.2)	--	--	--	(0.0)	(0.3)	(0.4)	(0.5)	(0.6)	(0.4)	(0.3)	(0.2)	(0.2)	(0.2)	(0.2)	(0.3)	(0.3)	(0.1)	(0.1)	(0.0)	--
Dore Ag Refining Charges	$mm	(0.3)	--	--	--	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	--
Total NSR Royalties	$mm	($176.3)	--	--	--	($0.6)	($12.2)	($16.0)	($18.3)	($20.3)	($16.1)	($11.6)	($9.9)	($10.3)	($10.1)	($12.0)	($13.2)	($10.4)	($8.2)	($4.8)	($2.4)	--
Cash Costs (By-Product Basis)
Cash Cost Net of By-Products[5]	US$/oz Au	$537.10	--	--	--	--	$518.00	$33.45	$112.19	$279.56	$263.58	$251.04	$946.68	$1,045.64	$1,095.23	$1,082.99	$767.23	$749.17	$1,494.10	$1,639.39	$1,332.74	--
Total Cash Cost Net of By-Products[6]	US$/oz Au	$583.20	--	--	--	--	$558.00	$76.00	$153.70	$319.80	$309.50	$293.20	$990.80	$1,094.80	$1,153.50	$1,143.10	$815.60	$791.90	$1,566.60	$1,692.60	$1,409.70	--
All-in Sustaining Cost (AISC)[7]	US$/oz Au	$756.30	--	--	--	--	$889.30	$259.20	$233.10	$482.10	$391.50	$305.40	$1,435.50	$1,406.70	$1,180.90	$1,241.20	$1,085.20	$815.10	$1,621.30	$2,491.00	$1,412.40	--
Total Initial Capital	$mm	($2,248)	($378)	($622)	($612)	($637)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Mining Capital Cost	$mm	($74)	($6)	($13)	($24)	($31)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Mining Capitalized Opex	$mm	($110)	--	($2)	($28)	($80)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Mine Capital Cost Contingency	$mm	($11)	--	($0)	($3)	($7)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Process Plant Direct Costs	$mm	($1,276)	($232)	($398)	($332)	($314)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Project Indirect Costs	$mm	($349)	($58)	($101)	($81)	($109)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Owners Costs	$mm	($239)	($36)	($55)	($94)	($55)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Contingency Costs	$mm	($190)	($45)	($53)	($50)	($42)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Total Sustaining Capital	$mm	($723)	--	--	--	--	($111)	($81)	($40)	($90)	($32)	($4)	($106)	($69)	($5)	($21)	($77)	($6)	($6)	($75)	($0)	--
Mine Capital Cost & Contingency	$mm	($215)	--	--	--	--	($37.0)	($51.4)	($36.6)	($32.7)	($18.8)	($3.7)	($4.4)	($4.9)	($4.9)	($5.4)	($5.4)	($4.7)	($3.7)	($1.7)	($0.1)	--
Process Plant and Remediation	$mm	($508)	--	--	--	--	($73.9)	($29.4)	($3.5)	($57.0)	($13.3)	($0.2)	($101.9)	($63.9)	($0.2)	($15.1)	($72.0)	($1.3)	($2.7)	($73.7)	--	--
Closure Cost	$mm	($118)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	($19.7)	($98.4)
Salvage Value		$51	--	--	--	--	--	--	--	--	--	--	--	--	--	--	$4.9	--	$3.4	$1.3	$41.3	--
Total Capital Expenditures Including Salvage Value	$mm	($3,039)	($378)	($622)	($612)	($637)	($111)	($81)	($40)	($90)	($32)	($4)	($106)	($69)	($5)	($21)	($72)	($6)	($3)	($74)	$22	($98)

Notes:

(1)  The Financial Update assumes 100% equity financing. Dollar figures in Real 2024 US$ millions unless otherwise noted. The information contained in the Financial Update is subject to the assumptions, exclusions and qualifications set forth in the Company’s current report on Form 8-K of which this exhibit is a part (the “Current Report”), as well as those contained in the 2020 Feasibility Study and the TRS that have not been updated in the Financial Update.

(2)  Consensus prices are defined as $2,100/oz gold, $10.00/lb antimony, and $27.00/oz silver based on a broad range of investment bank forecasts as of December 2024.

(3)   EBITDA consists of total revenue minus operating costs, offsite charges and royalties. EBITDA is a non-GAAP measure. See Non-GAAP Measures at the end of the Current Report.

(4)  After-Tax Free Cash Flow consists of EBITDA as adjusted for changes in net working capital, all capital expenditures (initial, sustaining, and closure capital expenditures), and salvage value, less taxes payable. Free Cash Flow is a non-GAAP measure. See Non-GAAP Measures at the end of the Current Report.

(5)  Cash Costs consist of mining costs, processing costs, mine-level G&A and by-product credits. Cash Costs is a non-GAAP measure. See Non-GAAP Measures at the end of the Current Report.

(6)  Total Cash Costs consist of Cash Costs, royalty costs, treatment costs, refining costs, and transportation costs. Total Cash Costs is a non-GAAP measure. See Non-GAAP Measures at the end of the Current Report.

(7)  AISC includes Cash Costs plus sustaining capital costs. AISC is a non-GAAP measure. See Non-GAAP Measures at the end of the Current Report.